COMMITMENTS (Tables)	12 Months Ended
Dec. 31, 2012
Company's Commitments

The Company’s commitments as of December 31, 2012 were as follows:

In millions of U.S dollars	Total	2013	2014	2015	2016	2017	Thereafter
Operating leases	277	71	46	36	27	24	73
Purchase obligations	521	414	67	40	—	—	—
of which:
Equipment purchase	175	175	—	—	—	—	—
Foundry purchase	127	127	—	—	—	—	—
Software, technology licenses and design	219	112	67	40	—	—	—
Other obligations	344	122	72	52	42	37	19

Total	1,142	607	185	128	69	61	92